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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                _______________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) February 28, 1995
                                                       -----------------


               WEST COAST BANCORP (Formerly COMMERCIAL BANCORP)
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



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
 Oregon                                   0-10997               93-0810577
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(State or Other Jurisdiction             (Commission           (IRS Employer
  of Incorporation)                      File Number)        Identification No.)

5335 S.W. Meadows Road, Suite 201     Lake Oswego, Oregon          97035
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)
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      Registrant's telephone number, including area code (503) 684-0884
                                                         --------------

                                Not applicable
        -------------------------------------------------------------
        (Former Name or Former Address, If Changed Since Last Report)





                              Page 1 of 3 Pages
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Effective February 28, 1995 Commercial Bancorp, Salem, Oregon ("Commercial") completed its pending merger of West Coast Bancorp, Newport, Oregon ("West Coast"), with and into Commercial, with the surviving corporation operating under the name West Coast Bancorp ("Combined Corporation"). The Merger was accomplished pursuant to an Agreement and Plan of Merger ("Merger Agreement") dated as of October 24, 1994, as amended December 12, 1994. The Merger Agreement was included as Exhibit 10(a) to the Form 8-K dated October 24, 1994, previously filed by Commercial with the Securities and Exchange Commission.

         Under the terms of the Merger Agreement, consummation of the Merger was subject to obtaining the approval of the Board of Governors of the Federal Reserve System, the Oregon Department of Consumer and Business Services, and the shareholders of Commercial and West Coast. Commercial and West Coast applied for and received the necessary approvals referenced above, and the Shareholders of Commercial and West Coast approved the Merger Agreement at their respective meetings held on February 27, 1995.

         Pursuant to the terms of the Merger Agreement, each outstanding share of West Coast common stock (except for shares held by Commercial or a subsidiary of Commercial other than in a fiduciary capacity and fractional shares) were converted into .60 shares of the Combined Corporation's common stock. The shares of Commercial outstanding at Closing automatically became shares of the Combined Corporation.

         In accordance with the terms of the Merger Agreement, Lloyd D. Ankeny, Victor L. Bartruff, Phillip G. Bateman, Chester C. Clark, Stanley M. Green, J.F. Ouderkirk and Gary D. Putnam, (the previous directors of West Coast) will join Iral D. Barrett, Lester D. Green, Jack E. Long, William B. Loch,
C. Douglas McGregor, Robert D. Morrison and Rodney B. Tibbatts, (seven of the directors of Commercial), to serve as the Board of Directors of the Combined Corporation. Rodney B. Tibbatts and Victor L. Bartruff will serve as Co-Presidents and Co-Chief Executive Officers, Donald A.





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Kalkofen will serve as the Chief Financial Officer and Cora A. Hallauer will serve as Secretary of the Combined Corporation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS

         (a) Financial Statements -- Audited financial statements for West Coast are in the process of preparation and the requisite historical financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

         (b) Pro forma financial information -- The requisite pro forma financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

         (c)     Exhibits.

                 10(a) Agreement and Plan of Merger dated as of October 24, 1994, between Commercial and West Coast (incorporated by reference to the Form 8-K filed by Commercial dated October 24, 1994)

                 99(a) Press Release dated February 28, 1995 issued by the Combined Corporation to announce the closing of the Merger.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        WEST COAST BANCORP
                                                  (Formerly Commercial Bancorp)
                                                  -----------------------------
                                                           (Registrant)


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
Date: March 10, 1995           By /s/ Donald A. Kalkofen
      --------------              ----------------------------------
                                  Donald A. Kalkofen
                                  Chief Financial Officer
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